                                                                     Exhibit 21


                                           TXU CORP.
                                     SUBSIDIARY HIERARCHY
                                      Effective 12-31-03


                                                                                          State or Country
                                                                                           of Incorporation

TXU Corp.                                                                                        Texas
    TXU US Holdings Investment Company LLC (1)                                                  Delaware
     TXU US Holdings Company                                                                     Texas
       Oncor Electric Delivery Company                                                           Texas
            TXU Transition Bond Company LLC                                                     Delaware
            TXU Electric Capital I                                                              Delaware
            TXU Electric Capital II                                                             Delaware
            TXU Electric Capital III                                                            Delaware
            TXU Electric Capital IV                                                             Delaware
            TXU Electric Capital V                                                              Delaware
            TXU Electric Capital VI                                                             Delaware
            TXU Electric Capital VII                                                            Delaware
            TXU Electric Capital VIII                                                           Delaware
       TXU Energy Holdings Company                                                               Texas
         TXU Energy Company LLC (2)                                                             Delaware
          TXU Energy Investment Company LLC (3)                                                 Delaware
          TXU Energy Finance Company LLC                                                        Delaware
            TXU Energy Retail Management Company LLC                                            Delaware
            TXU Energy Retail Company LP                                                         Texas
            TXU Energy Solutions Management Company LLC                                         Delaware
            TXU Energy Solutions Investment Company LLC                                         Delaware
               TXU Energy Solutions Company LP                                                   Texas
                   TXU Chilled Water Solutions Company                                           Texas
                   TXU SEM Company                                                              Delaware
                    MyHomeKey.com, Inc. (4)                                                     Delaware
                    Pantellos Corporation (5)                                                   Delaware
          TXU SESCO Company LLC                                                                  Texas
                TXU SESCO Energy Services Company                                                Texas
          TXU Energy Portfolio Optimization Company LLC                                         Delaware
                 TXU Portfolio Management Company LP                                             Texas
                   TXU Energy Trading (California) Company                                       Texas
                   TXU Energy Trading Canada Limited                                            Canada
                   TXU Energy Trading (Canada) Company                                           Texas
                   TXU Energy Gas Management Company                                             Texas
                   TXU ET Services Company                                                       Texas
                   Energetica de Mexico, S.A. de C.V.  (6)                                      Mexico
                   Servicios de Energetica de Mexico, S.A. de C.V. (6)                          Mexico
          TXU Mining Management Company LLC                                                    Delaware
                TXU Mining Company LP                                                           Texas
          TXU Big Brown Mining Management Company LLC                                          Delaware
                TXU Big Brown Mining Company LP                                                 Texas
          TXU Fuel Company                                                                      Texas
          TXU Generation Management Company LLC                                                Delaware
                TXU Generation Company LP                                                       Texas
                     Fuelco LLC (7)                                                            Delaware
          TXU Big Brown Management Company LLC                                                 Delaware


               TXU Big Brown Company LP                                                         Texas
            TXU Big Brown Lignite Management Company LLC                                       Delaware
               TXU Big Brown Lignite Company LP                                                 Texas
            TXU DeCordova Management Company LLC                                               Delaware
               TXU DeCordova Company LP                                                         Texas
            TXU Tradinghouse Management Company LLC                                            Delaware
               TXU Tradinghouse Company LP                                                      Texas
            TXU Generation Services Company                                                     Texas
            TXU Pedricktown Management Company LLC                                             Delaware
            TXU Pedricktown Investment Company LLC                                             Delaware
              TXU Pedricktown Retail Company LLC                                               Delaware
              TXU Pedricktown Cogeneration Company LP                                          Delaware
     TXU Industries Company LLC                                                                Delaware
       TXU Holdings Company                                                                    Delaware
          Communications License Holdings I, Inc                                                Texas
       TXU Investment Company                                                                   Texas
         Pinnacle One GP, LLC (8)                                                              Delaware
            Pinnacle One Partners, L.P. (9)                                                    Delaware
               Pinnacle I, Inc.                                                                Delaware
               TXU Communications Ventures Company                                             Delaware
                  TXU Communications Services Company                                           Texas
                  TXU Communications Telephone Company                                          Texas
                  TXU Communications Telecom Services Company                                   Texas
                  TXU Communications Transport Company                                          Texas
                     East Texas Fiber Line, Inc. (10)                                           Texas
                  Fort Bend Telephone Company                                                   Texas
                     Fort Bend Cellular, Inc.                                                   Texas
                  Fort Bend Long Distance Company                                               Texas
                  Fort Bend Wireless Company                                                    Texas
                  TelCon, Inc.                                                                Minnesota
                  FBCIP, INC.                                                                   Texas
       TXU Properties Company                                                                   Texas
       Basic Resources Inc.                                                                     Texas
       Chaco Energy Company                                                                   New Mexico
       TXU Development Company                                                                 Texas
              EDC Four Inc. (11)                                                               Delaware
              EIL India, L.L.C. (12)                                                            Texas
              Enserch Development Corporation Hamakua, Inc.                                     Texas
         National Pipeline Company                                                              Texas
              Enserch de Mexico S.A. de C.V. (13)                                              Mexico
                  Enserch de Monterrey S. A. de C. V. (14)                                     Mexico
   TXU Gas Company                                                                              Texas
         TXU Gas Distribution Company (an unincorporated division)
         TXU Lone Star Pipeline (an unincorporated division)
         TXU Processing Company                                                                Delaware
         ENS Holdings I, Inc.                                                                   Texas
         ENS Holdings II, Inc.                                                                  Texas
         TXU Vermont Insurance Company                                                         Vermont
         ENSERCH E&C Holdings, Inc.                                                             Nevada
              Ebasco Services of Canada Limited                                                 Canada

                                       2

(A) In Administration
(L) In Liguidation
(R) In Receivership

             ENSERCH E&C, Inc.                                                                 Nevada
         Enserch Finance (II), Inc.                                                              Texas
         Enserch Finance N.V.                                                             Netherlands Antilles
         Enserch House, Inc.                                                                     Texas
         Oncor Utility Solutions (Canada) Company Limited                                        Canada
         Oncor Utility Solutions (Texas) Company                                                 Texas
         Oncor Utility Solutions (North America) Company                                         Texas
         Lone Star Energy Services Inc.                                                          Texas
         LS Energy, Inc.                                                                         Texas
         Lone Star Gas Company of Texas, Inc.                                                    Texas
         Enserch International Investments Limited                                             Delaware
             Humphreys & Glasgow Limited                                                    United Kingdom
     TXU Business Services Company                                                               Texas
     TXU Receivables Company                                                                    Delaware
     TXU Finance (No. 2) Holdings Company                                                   Cayman Islands
     TXU United Kingdom Holdings Company                                                        Delaware
         TXU International Holdings Limited (15)                                             United Kingdom
             TXU Finance (No. 3) Limited                                                     United Kingdom
                TXU Europe Limited (A)                                                       United Kingdom
                   TXU Eastern Finance (A) Limited (A)                                       United Kingdom
                   TXU Eastern Finance (B) Limited (A)                                       United Kingdom
                      TXU Eastern Funding Company (16) (A)                                   United Kingdom
                  TXU Europe CP, Inc.                                                           Delaware
                      TXU Europe Capital I                                                      Delaware
                  TXU Europe Funding I, L.P. (17)                                               Delaware
                  TXU Finance (No. 2) Limited (18) (A)                                       United Kingdom
                      TXU Europe (Spanish Holdings) Limited                                  United Kingdom
                           TXU Europe (Espana) S.L.                                              Spain
                      TXU Acquisitions Limited (A)                                           United Kingdom
                           The Energy Group Limited   (A)                                    United Kingdom
                               Energy Holdings (No. 2) Limited (L)                           UnitedKingdom
                                Consolidated Gold Fields Limited                             United Kingdom
                                  Anglo-French Exploration Company Limited                 United Kingdom
                                  CGF Investments Limited                                  United Kingdom
                                  Energy Group International Limited (The)                 United Kingdom
                                  Exploration Ventures Limited (19)                        United Kingdom
                                  Exven Limited (20)                                       United Kingdom
                                  Global Energy Finance LLC                                   Delaware
                                  Gold Fields Industrial Holdings Limited                  United Kingdom
                                  Gold Fields Mining & Industrial Limited (21)             United Kingdom
                                      Angbur Investment Trust Limited                      United Kingdom
                                          Rose, Lloyd & Co. Limited (22)                   United Kingdom
                                      Mining & Industrial Holdings Limited                 United Kingdom
                                  Gold Fields Rhodesian Development Company Limited        United Kingdom
                                  Minven Minerals Limited (23)                             United Kingdom
                                  New Consolidated Gold Fields Limited                     United Kingdom
                                  Peabody Resources (UK) Limited                           United Kingdom
                                      Gold Fields Resources Limited (24)                   United Kingdom
                                      Gold Fields Industrial Limited United Kingdom        United Kingdom
                                      Interbronze Limited                                  United Kingdom

                                     3

(A) In Administration
(L) In Liguidation
(R) In Receivership


                                            C. Tennant Leasing Limited                       United Kingdom
                                            C. Tennant, Sons & Company Limited               United Kingdom
                                                Tennant Trading Limited                      United Kingdom
                                            Tennant Security Limited                         United Kingdom
                                        Gold Fields Mahd Adh Dhahab Limited                  United Kingdom
                                      Whitby Potash Limited                                  United Kingdom
                                  TXU Europe Group plc (A)                                   United Kingdom
                                    TXU Europe (Blade No. 2) Limited (L)                     United Kingdom
                                        TXU Europe (Blade) Limited (L)                       United Kingdom
                                    TXU Germany Limited (A)                                  United Kingdom
                                        Stadtwerke Kiel AG (25)                                  Germany
                                          24 Sieben Thermopower Gmbh (26)                        Germany
                                          24 Sieben Gmbh                                         Germany
                                          24 Sieben Verwaltungsgesellschaft, Gmbh                Germany
                                          24 Sieben Warnk-Private Gmbh                           Germany
                                          Energiesysteme Nord Gmbh (27)                          Germany
                                          Gemeinschaftskraftwerk Kiel Gmbh (28)                  Germany
                                          Kieler Unweltentsorgungs Services Gmbh (29)            Germany
                                          Stadtwerke Kiel Tiedmann Entsorgung (30)               Germany
                                          Kommunaler Windenergie Park Schleswig (31)             Germany
                                          Kielnet Gmbh-Geseusehaft Fur (32)                      Germany
                                            SW Kiel Netz GmbH                                    Germany
                                            SW Kiel Service GmbH                                 Germany
                                    TXU (UK) Holdings Limited (A)                            United Kingdom
                                          Energy Holdings (No.6) Limited (A)                 United Kingdom
                                            Eastern Electricity Holdings Limited (A)         United Kingdom
                                            TXU UK Limited (A)                               United Kingdom
                                             Speechnet Limited (L)                           United Kingdom
                                          TXU Direct Sales Limited (L)                       United Kingdom
                                            Norweb Energi Limited (L)                        United Kingdom
                                            Life Essentials Limited                          United Kingdom
                                            Master Registration Agreement Services (33)      United Kingdom
                                         Ecopower Trust Limited                              United Kingdom
                                    F.W. Cook (Mechanical Services) Limited (L)              United Kingdom
                                    Eastern Group Insurance Services Limited                   Isle of Man
                                    Eastern Corporate Insurance Limited                        Isle of Man
                                    Eastern Generation Poland Sp. z.o.o. (A)                      Poland
                                    Zamosc Energy Company Sp. z o.o. (34)                         Poland
                                    Synergia Trading S.A.(L)                                      Spain
                                    Eastern Norge Kobbelv A.S.                                    Norway
                                    Eastern Norge Svartisen A.S.                                  Norway
                                    Web Power Limited                                           Mauritius
                                    TXU Europe Property Limited                               United Kingdom
                                    Eastern Group Finance Limited                             United Kingdom
                                    TXU Europe Leasing (4) Limited (L)                        United Kingdom
                                    TXU Europe Leasing (5) Limited (L)                        United Kingdom
                                    TXU Europe Overseas Finance Limited (L)                   United Kingdom
                                     TXU (PT1) Limited (L)                                    United Kingdom
                                    TXU Finland Holdings Limited (A)                          United Kingdom
                                    Logicalform Limited                                       United Kingdom

(A) In Administration
(L) In Liguidation
(R) In Receivership

                                    TXU Nordic Energy Oy ("PVO") (35)                            Finland
                                      Consumer Electricity A. S.                                  Norway
                                        Forbrukerkraft A. S.                                      Norway
                                        Industr. Og Forbrukerklaft A. S.                          Norway
                                      Pohjolan Voima Oy (36)                                     Finland
                                        PVO-Huippuvoima Oy                                       Finland
                                        PVO-Vesivoima Oy                                         Finland
                                          Lanis-Suomen Voima Oy (37)                             Finland
                                          Tornionlaakson Voima Oy (38)                           Finland
                                          Voimalohi Oy (39)                                      Finland
                                        Fingrid Oy (40)                                          Finland
                                        Mussalon Voima Oy                                        Finland
                                        Veitsiluodon Voima Oy                                    Finland
                                        Oulun Voima Oy                                           Finland
                                        Teollisuuden Voima Oy (41)                               Finland
                                          Posiva Oy (42)                                         Finland
                                          Olkiluodon Vesi Oy                                     Finland
                                          Perusvoima Oy                                          Finland
                                          Polartest Oy (43)                                      Finland
                                          Radtek Oy (44)                                         Finland
                                          TVO Nuclear Services Oy                                Finland
                                        Kermijarven Voima Oy                                     Finland
                                        Oy Alholmens Kraft Ab (45)                               Finland
                                        PVO-Lampovoima Oy                                        Finland
                                          Vaskiluodon Voima Oy (46)                              Finland
                                          Nokian Lampovoima Oy (47)                              Finland
                                          Tahkuluodon Polttooljy Oy (48)                         Finland
                                          Kiinteisto Oy Voimalinja Fastighets Ab                 Finland
                                        Jamsankosken Voima Oy                                    Finland
                                        Kymin Voima Oy (49)                                      Finland
                                        Jarvi-Suomen Voima Oy (50)                               Finland
                                        PVO-Innopower Oy (51)                                    Finland
                                        Kokkolan Voima Oy                                        Finland
                                        Raahen Voima Oy (52)                                     Finland
                                        PVO-Pool Oy                                              Finland
                                        PVO-Voimaverkko Oy                                       Finland
                                        Rouhialan Voimansiirto Oy                                Finland
                                          Powest Oy (53)                                         Finland
                                             Power-IT Oy                                         Finland
                                             Lansi-Suomen Yhteiskarytto Oy                       Finland
                                             Suomen Voimatekniikka (54)                          Finland
                                             Power-OM Oy                                         Finland
                                             Fincopower Oy (55)                                  Finland
                                             Power-Deriva Oy (56)                                Finland
                                             Esti Electrivorkude Ehituse AS (57)                 Finland
                                             Ramse Consulting Oy (58)                            Finland
                                                Power Contractor Oy                              Finland
                                                Hicon Oy                                         Finland
                                             PVO Engineering Oy                                  Finland
                                                Winwind Oy (59)                                  Finland

(A) In Administration
(L) In Liguidation
(R) In Receivership

                                                    PVO-Engineering Eesti Oy                     Finland
                                                    Powertechnics Oy                             Finland
                                         TXU Europe Power Limited (A)                          United Kingdom
                                            Anglian Power Generators Limited (A)               United Kingdom
                                            Stallingborough CHP Limited (A)                    United Kingdom
                                            TXU Europe (Partington) Limited (L)                United Kingdom
                                            TXU Europe Power Development Limited (L)           United Kingdom
                                            TXU Europe Merchant Generation Limited (L)         United Kingdom
                                            TXU Europe Merchant Properties Limited (L)         United Kingdom
                                            Peterborough Power Limited (A)                     United Kingdom
                                            Shotton Combined Heat and Power Limited (A)        United Kingdom
                                            Barking Power Limited (60)                         United Kingdom
                                            TXU Europe Renewable Generation Limited            United Kingdom
                                            TXU Europe Power Production Services Limited (L)   United Kingdom
                                            TXU Europe Power Services Limited (A)              United Kingdom
                                            Nedalo BV (L)                                        Netherlands
                                            Nedalo (UK) Limited                                United Kingdom
                                         TXU UK Limited (61)                                   United Kingdom
                                         TXU Europe Energy Trading Limited (A)                 United Kingdom
                                            Precis (2264) Limited (L)                          United Kingdom
                                               TXU Europe (AHG Shipping Services) Limited (L)  United Kingdom
                                            TXU Europe Natural Gas (Trading) Limited (L)       United Kingdom
                                            TXU Europe Energy Trading BV (A)                     Netherlands
                                                 TXU Europe Ireland I                            Netherlands
                                                   TXU Europe German Finance BV                  Netherlands
                                                 TXU Europe Energy Trading (UK) Limited (L)     United Kingdom
                                                 TXU Europe Energy Trading (Deutschland) GmbH      Germany
                                                 TXU Europe (Deutschland Beteiligung) Gmbh         Germany
                                                    ARES Energie-Direkt GmbH (R)                   Germany
                                                 TXU Europe Energy Trading (Nederland) BV         Netherlands
                                                   TXU Stadtwerke Holdings Gmbh & Co.KG            Germany
                                                       TXU Stadtwerke Beteiligung Gmbh             Germany
                                                        Braudschweiger Versorgungs AG              Germany
                                                          Braudschweiger Communication Gmbh (62)   Germany
                                                          Energienetze Braudschweig Gmbh (63)      Germany
                                                          Germeinschaftkraftwerk Hanover
                                                                 Braudschweig Menrun Gmbh (64)     Germany
                                                          Kraftwerk Menrun Gmbh (65)               Germany
                                                          Uberlandwerk Braunschweig Gmbh (66)      Germany
                                                          Niedersachsische Verfrachtungs Gmbh (67) Germany
                                                          Harzwasserwerke Gmbh (68)                Germany
                                                          Fernagas Salzgitter Gmbh (69)            Germany
                                                 TXU Europe Energy Trading (Poland) Sp. z.o.o      Poland
                                                 TXU Europe Energy Trading (Italia) SpA (70) (L)    Italy
                                                 Apriliasviluppo SrL                                Spain
                                                 Parque Eolico La Carracha SL (71)                  Spain
                                                 Parque Eolico Plana de Jarreta SL (72)             Spain
                                                     Nuevos Parques Eolicos La Muela AIE (73)       Spain
                                        Eastern Energy Management Limited (L)                 United Kingdom
                                        TXU Europe Trading Limited                            United Kingdom


(A) In Administration
(L) In Liguidation
(R) In Receivership

                                    Eastern Metering Services Limited                             United Kingdom
                                    TXU Europe Group Trustees Limited                             United Kingdom
                                    TXU Europe Trading Limited (L)                                United Kingdom
                                    Eastern Group Finance Limited (L)                             United Kingdom
                               Energy Group Holdings B.V. (A)                                       Netherlands
                                    Energy Group Overseas B.V. (A)                                  Netherlands
                             Energy Holdings (No. 3) Limited    (L)                                United Kingdom
                               Energy (30) Limited (L)                                             United Kingdom
                               Energy Trustees Limited                                             United Kingdom
                               Energy Holdings (No. 4) Limited (A)                                 United Kingdom
                                    Energy Holdings (No. 5) Limited (A)                            United Kingdom
                                        Energy Group Finance Limited                               United Kingdom
                                        TEG Head Office Limited (L)                                United Kingdom
                                        Energy Holdings (No. 1) Limited (A)                        United Kingdom
                                            Major Insurance Company (L)                               Bermuda
                                    Alliedhike Limited    (L)                                      United Kingdom
                                    Energy Nominees Limited                                        United Kingdom
                                    Energy Resources Limited                                       United Kingdom
TXU Australia (No. 2) Holdings Company                                                                 Delaware
TXU Australia (No. 1) Holdings Company                                                                 Delaware
     TXU Australia Group Pty. Ltd.                                                                    Australia
              TXU Australia (LP) No. 2 Limited                                                      United Kingdom
              TXU Australia (LP) No. 1 Limited                                                      United Kingdom
                  TXU Pipelines Holdings Pty. Ltd. (74)                                               Australia
                      TXU Pipelines Pty. Ltd.                                                         Australia
                           TXU SEA Gas SPV1 Pty. Ltd.                                                 Australia
                           TXU SEA Gas SPV2 Pty. Ltd.                                                 Australia
                                Southeast Australia Gas Pty. Ltd. Australia                           Australia
                                SEA Gas Partnership Pty. Ltd.                                         Australia
              TXU Australia Holdings (AGP) Pty. Ltd.                                                  Australia
              TXU Australia (LP) No. 1 Limited                                                     United Kingdom
              TXU Australia (LP) No. 2 Limited                                                     United Kingdom
                  TXU Australia Holdings Limited Partnership (75)                                     Australia
                      TXU Australia Holdings Pty. Ltd.                                                Australia
                           TXU (No. 12) Pty. Ltd.                                                     Australia
                           TXU Australia Pty. Ltd.                                                    Australia
                               TXU Customer Services Pty. Ltd.                                        Australia
                               TXU Tallawarra Pty. Ltd.                                               Australia
                                    TXU (Tallawarra Pipelines) Pty. Ltd.                              Australia
                               TXU Australia Services Pty. Ltd.                                       Australia
                                    TXU Australia Share Plan Pty. Ltd.                                Australia
                               Joule Resources Pty. Ltd.                                              Australia
                               TXU Torrens Island Pty. Ltd.                                           Australia
                               TXU (South Australia) Pty. Ltd.                                        Australia
                               TXU (No. 6) Pty. Ltd.                                                  Australia
                                    TXU Australia (Queensland) Pty. Ltd.                              Australia
                               TXU (No. 7) Pty. Ltd.                                                  Australia
                                    TXU Gas Storage Pty. Ltd.                                         Australia
                                    TXU MEB Holdings Pty. Ltd.                                        Australia
                                    TXU (No. 8) Pty. Ltd.                                             Australia

(A) In Administration
(L) In Liguidation
(R) In Receivership

                                      TXU (No. 9) Pty. Ltd.                                          Australia
                                       TXU Networks (Gas) Pty. Ltd.                                  Australia
                                       TXU Pty. Ltd.                                                 Australia
                                         TXU Home Services Pty. Ltd.                                 Australia
                                       Gascor Pty. Ltd. (76)                                         Australia
                                       TXU MEB Pty. Ltd.                                             Australia
                                         TXU VN Pty. Ltd.                                            Australia
                                         Victoria Networks Pty. Ltd.                                 Australia
                                  TXU Electricity Limited                                            Australia
                                       TXU (No. 14) Pty. Ltd.                                        Australia
                                       TXU Networks Pty. Ltd.                                        Australia
                                       Data & Measurements Solutions Pty. Ltd.                       Australia
                                  TXU (No. 13) Pty. Ltd.                                             Australia


---------------------------
(1)   100% ownership of Class B non-voting common stock of TXU US Holdings
      Company
(2)   99% owned by TXU US Holdings Company, 1% owned by TXU Energy Holdings
      Company
(3)   16.1% owned by TXU Energy Solutions Company LP
(4)   5.389% owned by TXU Energy Solutions Company LP
(5)   5.389% owned by TXU Energy Solutions Company LP
(6) Joint venture with Gas de France ("GDF"). In order for GDF to consolidate its Mexico entities for tax purposes, GDF owns one more share than TXU Energy Trading Company LP ("Trading") in each of the companies. The result is they own 50% plus a small fraction of a percent more than Trading
(7)   92% membership interest owned by TXU Generation Company LP
(8)   50% Class B Membership owned by TXU Investment Company
(9) 49.75% limited partnership interest owned by TXU Investment Company, .5% general partnership interest owned by Pinnacle One GP, LLC
(10)  63% owned by TXU Communications Transport Company
(11)  50% owned by TXU Development Company
(12)  40% owned by TXU Development Company
(13) 99% owned by National Pipeline Company and 1% owned by TXU Development Company
(14) 99.99% owned by Enserch de Mexico S.A. de C.V. and .01% owned by TXU Development Company
(15) 85% owned by TU United Kingdom Holdings, Inc. and 15% owned by TXU Finance (No. 1) Holdings Company
(16) 50% owned by TXU Eastern Finance (A) Limited and 50% owned by TXU Eastern Finance (B) Limited
(17)  Owned 15% by TXU Europe Ltd., and 85% by TXU Europe Capital 1)
(18) 90% owned by TXU Europe Limited and 10% owned by TXU Finance (No. 2) Holdings Company
(19)  50% owned by Energy Holdings (No. 2) Limited
(20) Owned 76% by Energy Holdings (No. 2) Limited and 24% by Consolidated God Fields)
(21)  70% owned by Energy Holdings (No. 2) Limited
(22) 50% owned by Angbur Investment Trust Limited and 50% owned by Gold Fields Mining & Industrial Limited
(23)  30% owned by Energy Holdings (No. 2) Limited
(24) 80% owned by Energy Holdings (No. 2) Limited and 20% owned by Peabody Resources (UK) Limited
(25)  51% owned by TXU Germany Limited
(26)  51% owned by TXU Germany Limited
(27)  25% owned by TXU Germany Limited

(A) In Administration
(L) In Liguidation
(R) In Receivership
                                       8

(28)  50% owned by TXU Germany Limited
(29)  50% owned by TXU Germany Limited
(30)  50% owned by TXU Germany Limited
(31)  20% owned by TXU Germany Limited
(32)  50% owned by TXU Germany Limited
(33)  11% owned by TXU UK Limited
(34)  49% owned by TXU Europe Group plc.
(35) 80.1% owned by TXU Europe Group. Certain subsidiaries of PVO track with the various classes of stock issued by PVO. Only the owner of the individual classes of shares are entitled to the income and power production of the subsidiary which tracks with the particular class of stock. The only entitlement which other owners have is equal distribution in the case of complete liquidation. TXU Nordi Energy owners 60.2% of the class C shares of PVO. This represents approximately 14.7% of the total of PVO. Therefore, TXU Nordic only has rights to those entities which track to the Class C shares or those entities which do not track to a specific class of shares, except in the case of liquidation
(36)  60.2% owned by TXU Nordic Energy Oy
(37)  19.9% ownership by PVO-Lansi-Soumen Voima Oy
(38)  50% ownership by PVO-Lansi-Soumen Voima Oy
(39)  50% ownership by PVO-Lansi-Soumen Voima Oy
(40)  25% owned by Pohjolan Voima Oy
(41)  57% owned by Pohjolan Voima Oy
(42)  60% owned by Teollisuuden Voima Oy
(43)  22.5% owned by Teollisuuden Voima Oy
(44)  30% owned by Teollisuuden Voima Oy
(45)  49.9% owned by Pohjolan Voima Oy
(46)  50% owned by PVO-Lampovoima Oy
(47)  80.1% owned by PVO-Lampovoima Oy
(48)  32% owned by PVO-Lampovoima Oy
(49)  76% owned by Pohjolan Voima Oy
(50)  70% owned by Pohjolan Voima Oy
(51)  63% owned by Pohjolan Voima Oy
(52)  70% owned by Pohjolan Voima Oy
(53)  77% owned by Pohjolan Voima Oy
(54)  30% owned by Powest Oy
(55)  4% owned by Powest Oy
(56)  50% owned by Powest Oy
(57)  59% owned by Powest Oy
(58)  55% owned by Powest Oy
(59)  24.9% owned by PVO Engineering Oy
(60)  13.5% owned by TXU Europe Power Limited
(61) Split ownership between Eastern Electricity Holdings and Energy Holdings (No.6) Limited
(62)  40% owned by Braudschweiger Versorgungs AG
(63)  51% owned by Braudschweiger Versorgungs AG
(64)  33% owned by Braudschweiger Versorgungs AG
(65)  17% owned by Braudschweiger Versorgungs AG
(66)  17.2% owned by Braudschweiger Versorgungs AG
(67)  5% owned by Braudschweiger Versorgungs AG
(68)  10.1% owned by Braudschweiger Versorgungs AG
(69)  1.7% owned by Braudschweiger Versorgungs AG
(70) 99% owned by TXU Europe Energy Trading BV and 1% owned by TXU Europe Group plc.
(71)  40% owned by TXU Europe Energy Trading BV

(A) In Administration
(L) In Liguidation
(R) In Receivership
                                       9

(72)  40% owned by TXU Europe Energy Trading BV
(73) 50% owned by Parque Eolico La Carracha SL and 50% owned by Parque Eolico Plana de Jarreta SL
(74) 50% owned by TXU Australia (LP) No. 1 Limited and 50% owned by TXU Australia (LP) No. 2 Limited
(75) .05% owned by TXU Australia Holdings (AGP) Pty. Ltd., 49.75% owned by TXU Australia (LP) No. 2 Limited, and 49.75% owned by TXU Australia (LP)
      No. 1 Limited
(76)  33.33% owned by TXU Home Services Pty. Ltd.

Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.

                                                        Affiliates
                                                                                State or County
                                                                                of Incorporation
                                                                                or Organization

Enserch SACROC Inc. (1)                                                             Texas
ENS Holdings Limited Partnership (2 )                                               Texas
GTE Mobilnet of South Texas, L.P. (3)                                               Texas
GTE Mobilnet of Texas RSA #11, L.P. (4)                                             Texas
GTE Mobilnet of Texas RSA #17, L.P. (5)                                             Texas
Texas RSA #11B Limited Partnership (6)                                              Texas
ICMC Power Consortium, Inc. (7)                                                   New York
Barking Power Limited      (8)                                                  United Kingdom
EIP Holdings LLC (9)                                                               Delaware
Shaanxi Shenmu Shenhua Enserch Power Generation LLC (10)                             China
Master Registered Agreement Services (11)                                       United Kingdom
EIP Holdings LLC (12)                                                              Delaware

-----------------------

(1) 99.65% owned by Enserch Finance II, Inc. and 0.35% owned by ENS Holdings Limited Partnership.
(2)  Limited Partnership: ENS Holdings II, Inc. (99%) and
     ENS Holdings I, Inc. (1%).
(3)  Limited Partnership: TXU Communications Transport Company (2.34%).
(4)  Limited Partnership: TXU Communications Transport Company (18%).
(5)  Limited Partnership: TXU Communications Transport Company (17%).
(6)  Limited Partnership: TXU Communications Transport Company (18%).
(7)  12.93% owned by TXU Development Company.
(8)  13.5% owned by TXU Europe Power Limited.
(9)  20% ($2.5M) membership interest owned by TXU Energy Trading Company.
(10) 49% joint venture interest owned by Enserch International Limited.
(11) 5.55% owned by TXU UK Limited and 5.55% owned by Norweb Energi Limited
(12) 20% (2.5M) membership interest owned by TXU Portfolio Management
     Company LP.

(A) In Administration
(L) In Liguidation
(R) In Receivership

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